UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

BOISE CASCADE HOLDINGS, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	333-122770	20-1478587
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389
(Address of principal executive offices)

Registrant's telephone number, including area code: (208) 384-6161

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On December 28 and 31, 2012, Boise Cascade, L.L.C. (“Boise Cascade”) made cash distributions totaling $225 million (collectively, the “Distribution”) to Boise Cascade Holdings, L.L.C., its sole member (“BC Holdings”). BC Holdings is a guarantor of Boise Cascade's $300 million revolving credit agreement (as amended), as well as of Boise Cascade's $250 million aggregate principal amount of 6 3/8% senior notes due 2020 (the “Senior Notes”). Under the revolving credit agreement, BC Holdings will remain a guarantor until such time as Boise Cascade has received net proceeds of at least $115 million from the sale of its common stock, including proceeds from its planned initial public offering (the “Offering”), or Boise Cascade has received at least $115 million in the form of an equity investment, such as a reinvestment by BC Holdings of $115 million in Boise Cascade. BC Holdings will remain a guarantor under the indenture governing the Senior Notes until such time, if ever, as Boise Cascade's common stock is listed on any national securities exchange.
Following consummation of the Offering, BC Holdings presently intends to use the cash proceeds received from Boise Cascade in the Distribution to repurchase equity securities from, and/or make a distribution to, its equityholders.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these statements. Forward-looking statements include information concerning the Distribution and the Offering, including the proposed use of proceeds from the Distribution. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this filing, you should understand that these statements are not guarantees of performance or results, including the consummation of the Offering or the proposed use of proceeds of the Distribution. Many factors could affect our actual performance and results and could cause actual results to differ materially from those expressed in the forward-looking statements. Please refer to our filings with the SEC for a discussion of other factors that may affect future performance or results.

In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this document might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE HOLDINGS, L.L.C.

Date: January 2, 2013	By:	/s/ John T. Sahlberg
John T. Sahlberg
Senior Vice President of Human Resources and General Counsel